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                                                                EXHIBIT 10.7(a)

SILICON VALLEY BANK

                 AMENDMENT TO LOAN DOCUMENTS AND LIMITED WAIVER


BORROWER: WIRELESS, INC.
          5452 BETSY ROSS DRIVE
          SANTA CLARA, CALIFORNIA  95054-1101

DATE:     JULY 13, 2000

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated February 27, 1999 (as amended, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1. AMENDMENT TO CREDIT LIMIT. The section of the Schedule to the Loan Agreement entitled "1. Credit Limit (Section 1.1)" is hereby amended to read as follows:

"1.  Credit Limit (Section 1.1):   An amount not to exceed the lesser of: (i)
                                   $2,000,000 at any one time outstanding (the
                                   "Maximum Credit Limit"); or (ii) 80% of the amount of Borrower's Eligible Receivables
                                   (as defined in Section 8 above)."

     LETTER OF CREDIT SUBLIMIT
     (Section 1.5):                $750,000"

     2. AMENDMENT TO FINANCIAL COVENANTS. The section of the Schedule to the Loan Agreement entitled "5. Financial Covenants (Section 5.1)" is hereby amended to read as follows:

"5. Financial Covenants (Section 5.1):

     MINIMUM LIQUIDITY:            Commencing with the period ending July 31,
                                   2000 and in each month thereafter, Borrower shall maintain, on a monthly basis, cash on hand, cash equivalents and marketable securities plus, without duplication,
                                   Eligible


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          SILICON VALLEY BANK                        AMENDMENT TO LOAN DOCUMENTS
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                                   Receivables (less than 90 days from date of
                                   invoice as of such month end date), of not less than $4,000,000 at all times."

     3. COVENANT REGARDING IPO. Borrower shall consummate an initial public offering of its common stock, yielding at least $50,000,000 in net proceeds to the Borrower, no later than November 30, 2000, and the Borrower's failure to accomplish the foregoing shall constitute an Event of Default under the Loan Agreement.

     4. LIMITED WAIVER. Silicon hereby agrees to waive the existing Events of Default arising from the Borrower's failure to comply with the "Tangible Net Worth" financial covenant set forth in the Schedule to Loan Agreement for the periods ending March 31, 2000 through June 30, 2000. Nothing herein is intended to mean or imply that Silicon agrees or will agree to waive any subsequent Events of Default nor does the foregoing waiver act to modify any term of provision of the Loan Agreement, other than as specifically set forth above and otherwise as set forth in this Agreement.

     5. FEE. Borrower shall pay to Silicon a fee of $10,000 in connection with this Amendment. Further, when and if an Event of Default arises under the Loan Agreement after the date hereof and during such time that any monetary Obligations are then outstanding, then Borrower shall pay to Silicon an additional fee of $25,000. All of such foregoing fees are in addition to interest and to all other amounts payable under the Loan Agreement and are not refundable.

     6. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     7. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

  BORROWER:                                  SILICON:

  WIRELESS, INC.                             SILICON VALLEY BANK

  BY                                         BY
    ---------------------------------          -------------------------------
    PRESIDENT OR VICE PRESIDENT              TITLE
                                                  ----------------------------

  BY
    ---------------------------------
     SECRETARY OR ASS'T SECRETARY


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